Supplement No. 1 dated May 18, 1999
                                       to
              Statement of Additional Information dated May 1, 1999
                                       for
                  State Street Research New York Tax-Free Fund
               a series of State Street Research Tax-Exempt Trust



The first paragraph under "Purchase and Redemption of Shares--Other Programs Related to Class A Shares" on page 52 is revised in its entirety to read as follows:

           Other Programs Related to Class A Shares. Class A shares of the Fund may be sold, or issued in an exchange, at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements for designated classes of investors. These arrangements include programs sponsored by the Distributor or others under which, for example, a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants to purchase Fund shares. (These arrangements are not available to any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge.) Sponsored arrangements may be established for non-profit organizations, holders of individual retirement accounts or participants in limited promotional campaigns, such as a special offering to shareholders of funds in other complexes that may be liquidating. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.